MuniAssets
                                                                   Fund, Inc.

                                                          STRATEGIC
                                                                   Performance

                                [GRAPHIC OMITTED]

                                                                   Annual Report
                                                                   May 31, 1998

MuniAssets Fund, Inc.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of May 31, 1998 were as follows:

                                                                      Percent of
 S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
 AAA/Aaa...........................................................       2.7%
 AA/Aa.............................................................       3.7
 A/A...............................................................       9.6
 BBB/Baa...........................................................      14.9
 BB/Ba.............................................................      17.8
 B/B...............................................................      10.1
 NR(Not Rated).....................................................      40.6
 Other*............................................................       1.0
--------------------------------------------------------------------------------
*Temporary investments in short-term municipal securities.

                                             MuniAssets Fund, Inc., May 31, 1998

DEAR SHAREHOLDER

For the year ended May 31, 1998, MuniAssets Fund, Inc. earned $0.847 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.73%, based on a month-end per share net asset value of $14.77. Over the same period, the Fund's total investment return was +10.87%, based on a change in per share net asset value from $14.16 to $14.77, and assuming reinvestment of $0.847 per share income dividends.

For the six-month period ended May 31, 1998, the Fund's total investment return was +3.93%, based on a change in per share net asset value from $14.64 to $14.77, and assuming reinvestment of $0.417 per share income dividends.

The Municipal Market Environment

During the six months ended May 31, 1998, long-term bond yields generally moved lower and by mid-January 1998, had declined to recent historic lows. US Treasury bond yields declined 20 basis points (0.20%) to 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth. Some investors have feared that continued domestic economic growth, particularly in such interest rate-sensitive sectors as housing and consumer spending, would eventually trigger significant inflationary pressures. These concerns served to push interest rates higher for the remainder of the reporting periods, causing bond yields to retrace much of their earlier gains. By May 31, 1998, the 30-year US Treasury bond yield was 5.80%, declining almost 25 basis points during the last six months. Long-term municipal revenue bond yields declined more than 15 basis points to finish the six-month period ended May 31, 1998 at 5.39%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 45% compared to the same period a year ago. During the May quarter, municipalities issued more than $72 billion in new securities, an increase of more than 45% compared to the same three-month period in 1997. Moreover, the municipal bond market recently absorbed the largest single bond issue ever underwritten, a $3.4 billion Long Island Power Authority Revenue Bond. These bonds pushed total underwriting in May to more than $19 billion, the largest May volume since 1993. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of higher nominal-yielding taxable securities. Thus far in 1998, over $400 billion in investment-grade corporate bonds have been underwritten, an increase of more than 75% compared to the same period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. Municipal bond investors are also expected to receive over $45 billion in June and July from coupon payments and proceeds from maturities. These assets have helped to support the tax-exempt market as it has been able to absorb the dramatic increase in bond issuance with little difficulty.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data has indicated that reduced US exports to these countries may have reduced US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe, barring a dramatic and unexpected resurgence of domestic inflation, that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

These factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At May 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities (over 90%), well in excess of their expected range of 85%-88%. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

As a result of our investment approach, which places emphasis on solid credit and attentive yield spread analysis rather than interest rate calls, MuniAssets Fund, Inc. has consistently generated a competitive total return for its shareholders. During the fiscal year ended May 31, 1998, we chose to keep the Fund fully invested in an effort to enhance the potential income stream. This approach proved beneficial in light of the stable bond market environment experienced thus far in 1998. Contributing to the year's positive results has been the advance refunding of approximately 6.5% of the Fund's investments and the initial assignment of ratings or actual upgrades for another 9% of its holdings.

In the past, we have witnessed increasingly narrow credit spreads and the resulting lack of value in the high-yield municipal market. Our investment approach clearly has been impacted by these developments, as evidenced by the recent retrenchment from our emphasis on the healthcare sector. Yield spread contraction was most pronounced in this industry, and given the illiquidity typical of many small healthcare issuers, we chose to reduce our exposure. As a result, few true opportunities exist in the current marketplace for healthcare issues and, as a consequence, a high degree of caution is mandated by the low risk/reward ratio. While much of our focus will shift to the more liquid and widely held issues, we still expect to continue to search the healthcare sector for the increasingly rare opportunities that offer both incremental yield and upside potential.

During the six-month period ended May 31, 1998, we purchased approximately $15.9 million in tax-exempt high-yield securities. Partial funding for these purchases was obtained through the sale of various holdings, some of which had been advance refunded. In almost every instance, those securities that were sold had been issued some time ago in a higher interest rate environment. Although


                                      2 & 3

                                             MuniAssets Fund, Inc., May 31, 1998

it will be difficult to replace the coupon income generated by these holdings, early redemption by the respective issuers at some point in the near future is all but certain. Given this likelihood, we have chosen to address the issue rather than passively wait for the bonds to be called. In this manner, we are able to achieve the flexibility to gradually restructure the portfolio at a pace of our own choosing, thereby limiting the erosion of income brought on by lower interest rates. Moreover, the Fund's new investments typically possess not only far better call protection, but also the potential to appreciate within the context of improving credit fundamentals as well as a further decline in long-term interest rates.

Clearly, this approach entails additional risk both in terms of credit and interest rate sensitivity. However, much of our success to date is directly attributable to a deliberate and value-oriented style of credit analysis. In addition, a strong argument can be made for a constructive outlook in the bond market. Persistent low inflation, coupled with the expected fallout from the economic and political turmoil encompassing many of the emerging market nations, suggests there is limited risk of a sustained rise in domestic long-term interest rates. Therefore, we view the foregoing strategy as the logical means by which to strive to generate both a sustainable dividend as well as a competitive total return.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager


June 30, 1998


IMPORTANT TAX INFORMATION

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during its taxable year ended May 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P    Moody's    Face                                                                            Value
STATE                   Ratings  Ratings   Amount   Issue                                                                 (Note 1a)
===================================================================================================================================
Alabama--2.9%              B+      NR*     $1,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                    American Project), 8% due 4/01/2009                                     $ 1,610
                           CCC     Baa3     4,500   Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding
                                                    Bonds (Mobile Energy Services Co. Project), 6.95% due 1/01/2020           2,790
===================================================================================================================================
Alaska--1.4%               NR*     NR*      2,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada
                                                    Hess Pipeline Corporation), 6.10% due 2/01/2024                           2,122
===================================================================================================================================
Arizona--6.7%              B       B2       2,500   Coconino County, Arizona, PCR, Refunding (Tucson Electric Power
                                                    Navajo Corporation), Series B, 7% due 10/01/2032                          2,844
                           NR*     B1       3,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines, Inc.), AMT, 6.30% due 4/01/2023                   3,128
                           A1+     VMIG1+     300   Phoenix, Arizona, VRDN, UT, Series 95-2, 3.95% due 6/01/2020(a)             300
                           B       B2       2,000   Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson Electric
                                                    Power Company Project), Series B, 6% due 9/01/2029                        2,060
                           NR*     NR*      1,880   Show-Low, Arizona, Improvement District No. 5, 6.375% due 1/01/2015       1,978
===================================================================================================================================
California--3.9%           NR*     NR*      3,305   Long Beach, California, Redevelopment Agency, M/F Housing Revenue
                                                    Bonds (Pacific Court Apartments), AMT, Issue B, 6.80% due 9/01/2013(d)    1,818
                           AA      Aa2      2,000   Metropolitan Water District, Southern California, Waterworks Revenue
                                                    Bonds, RIB, 7.907% due 8/05/2022(b)                                       2,215
                           NR*     NR*      1,810   Pleasanton, California, Joint Powers Financing Authority, Reassessment
                                                    Subordinated Revenue Bonds, Sub-Series B, 6.60% due 9/02/2008             1,969
===================================================================================================================================
Colorado--6.7%             NR*     Aaa      2,500   Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway
                                                    Revenue Bonds (SR-E-470 Project), Series B, 7% due 8/31/2005(c)           2,980
                           NR*     NR*      1,000   Colorado Postsecondary Educational Facilities Authority Revenue Bonds
                                                    (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017               1,171
                           NR*     NR*      2,500   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                                    (Downtown Denver), AMT, Series A, 7.75% due 9/01/2016                     2,781
                           NR*     NR*      3,170   Mountain Village Metropolitan District, Colorado, San Miguel County,
                                                    7.40% due 12/15/2013                                                      3,436
===================================================================================================================================
Connecticut--2.0%          NR*     NR*      1,000   Connecticut State Health and Educational Facilities Authority Revenue
                                                    Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027                    1,076
                           NR*     NR*      1,920   Eastern Connecticut, State Regional Educational Service Center, 6.50%
                                                    due 5/15/2009                                                             2,037
===================================================================================================================================
District of                BB-     NR*      1,700   District of Columbia, COP, 6.875% due 1/01/2003                           1,777
Columbia--1.1%
===================================================================================================================================
Florida--1.1%              NR*     NR*      1,625   North Springs Improvement District, Florida, Special Assessment
                                                    Revenue Bonds (Parkland Isles Project), Series B, 6.25% due 5/01/2005     1,655
===================================================================================================================================
Georgia--2.3%              NR*     NR*      1,900   Hancock County, Georgia, COP, 8.50% due 4/01/2015                         2,140
                           NR*     NR*      1,355   Rockdale County, Georgia, Development Authority, Solid Waste Disposal
                                                    Revenue Bonds (Visy Paper Inc. Project), AMT, 7.40% due 1/01/2016         1,469
===================================================================================================================================


                                      4 & 5

                                             MuniAssets Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P    Moody's    Face                                                                            Value
STATE                   Ratings  Ratings   Amount   Issue                                                                 (Note 1a)
===================================================================================================================================
Illinois--10.8%                                     Illinois Development Finance Authority Revenue Bonds:
                           BBB     NR*     $  595     (Community Rehabilitation Providers), Series C, 5.65% due 7/01/2019   $   601
                           AA-     Aa3      2,215     (Presbyterian Home Lake), Series B, 6.40% due 9/01/2031                 2,460
                           NR*     NR*      2,370     (Primary Health Care Centers--Facilities Acquisition Program),
                                                      7.50% due 12/01/2006                                                    2,562
                                                    Illinois Health Facilities Authority Revenue Bonds:
                           BBB+    NR*      1,000     (Community Hospital of Ottawa Project), 6.75% due 8/15/2014             1,100
                           BBB+    NR*      2,000     (Community Hospital of Ottawa Project), 6.85% due 8/15/2024             2,211
                           A+      A2       2,000     (Edward Hospital Association Project), 7% due 2/15/2002 (c)             2,227
                           NR*     Baa1     2,150     (Holy Cross Hospital Project), 6.70% due 3/01/2014                      2,349
                           A       A3       1,250     Refunding (Riverside Health System), Series A, 6% due 11/15/2018        1,318
                           A-      NR*      1,485     Refunding (Saint Elizabeth's Hospital of Chicago), 7.625% due
                                                      7/01/2004 (c)                                                           1,768
===================================================================================================================================
Indiana--2.1%              NR*     A2       3,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                                                    Bonds (Saint Anthony Medical Center), Series A, 7% due 10/01/2017         3,271
===================================================================================================================================
Iowa--1.4%                 BBB     NR*      1,000   Des Moines County, Iowa, IDR, Refunding (U.S. Gypsum Company Project),
                                                    7.20% due 11/01/2007                                                      1,140
                           NR*     NR*        800   Iowa Finance Authority, Health Care Facilities, Revenue Refunding
                                                    Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     1,075
===================================================================================================================================
Louisiana--5.0%            NR*     A3       1,700   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                    Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                                    7.75% due 8/15/2022                                                       1,946
                           BBB     NR*      1,600   New Orleans, Louisiana, IDB, IDR, Refunding (U.S. Gypsum Company
                                                    Project), 7.20% due 10/01/2007                                            1,817
                           BB      NR*      3,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                     3,946
===================================================================================================================================
Maryland--2.2%             NR*     NR*      3,000   Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019   3,323
===================================================================================================================================
Massachusetts--7.7%                                 Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds:
                           NR*     B          960     (New England Memorial Hospital Project), Series C, 7% due 4/01/2014       982
                           A-      NR*      1,000     Refunding (Melrose--Wakefield Hospital), Series B, 6.25%
                                                      due 7/01/2004 (c)                                                       1,109
                                                    Massachusetts State Industrial Finance Agency Revenue Bonds:
                           NR*     Ba2      2,850     (Bay Cove Human Services Inc.), 8.375% due 4/01/2019                    3,261
                           BBB     Ba1      1,815     (Vinfen Corporation), 7.10% due 11/15/2018                              2,010
                           NR*     NR*      4,000   Massachusetts State Port Authority, Special Project Revenue Bonds
                                                    (Harborside Hyatt Project), AMT, 10% due 3/01/2026                        4,479
===================================================================================================================================
Michigan--3.1%             A       A2       2,900   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                    (Detroit Medical Center Obligation Group), Series A, 6.50% due
                                                    8/15/2018                                                                 3,160
                           NR*     NR*      1,500   Wayne Charter County, Michigan, Special Airport Facilities,
                                                    Revenue Refunding Bonds (Northwest Airlines, Inc.), 6.75% due
                                                    12/01/2015                                                                1,652
===================================================================================================================================
Minnesota--0.7%            AA      Aa2        975   Minnesota State, HFA, S/F Mortgage, Series Q, 6.70% due 1/01/2017         1,041
===================================================================================================================================
Missouri--1.1%             NR*     Baa      1,500   Missouri State Health and Educational Facilities Authority, Health
                                                    Facilities Revenue Bonds (Jefferson Memorial Hospital Obligation
                                                    Group), 6.80% due 5/15/2025                                               1,643
===================================================================================================================================
New Jersey--6.0%                                    Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Holt Hauling and Warehousing), Series A:
                           BB-     NR*      1,000     9.625% due 1/01/2011                                                    1,257
                           BB-     NR*      3,800     9.875% due 1/01/2021                                                    4,834
                           NR*     NR*      1,000   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                                    due 10/01/2014                                                            1,103
                                                    New Jersey EDA, Revenue Bonds:
                           NR*     NR*      1,000     (First Mortgage--Cranes Mill Project), Series A, 7.375% due
                                                        2/01/2017                                                             1,107
                           NR*     NR*      1,000     (Leisure Park Project), Series A, 5.875% due 12/01/2027                 1,019
===================================================================================================================================
New Mexico--1.7%           BB+     Ba1      2,500   Farmington, New Mexico, PCR, Refunding (Public Service Company),
                                                    Series A, 5.80% due 4/01/2022                                             2,553
===================================================================================================================================
New York--3.6%             BBB+    Aaa      1,000   New York City, New York, GO, UT, Series B, Sub-Series B-1, 7%
                                                    due 8/15/2004 (c)                                                         1,161
                           NR*     NR*      1,500   Port Authority of New York and New Jersey, Special Obligation Revenue
                                                    Bonds (Special Project--KIAC), AMT, Series 4, Fifth Installment, 6.75%
                                                    due 10/01/2019                                                            1,650
                                                    Utica, New York, Public Improvement Bonds, UT:
                           CCC     B2         700     9.25% due 8/15/2001                                                       780
                           CCC     B2         700     9.25% due 8/15/2002                                                       793
                           CCC     B2         700     9.25% due 8/15/2003                                                       804
                           CCC     B2         250     8.50% due 8/15/2015                                                       291
===================================================================================================================================
Ohio--3.2%                 BB-     Ba2      3,500   Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                                    Airlines, Inc.), AMT, 5.70% due 12/01/2019                                3,452
                           NR*     NR*      1,400   Ohio State Water Development Authority, Solid Waste Disposal Revenue
                                                    Bonds (Bay Shore Power Project), AMT, Series A, 5.875% due 9/01/2020      1,414
===================================================================================================================================
Oregon--3.1%               A1      VMIG1+     200   Medford, Oregon, Hospital Facilities Authority Revenue Bonds
                                                    (Gross-Rogue Valley Health Services), VRDN, 3.95% due 10/01/2016(a)         200
                           NR*     Baa2     1,500   Oregon State, Economic Development Revenue Refunding Bonds (Georgia
                                                    Pacific Corporation Project), Series 183, 5.70% due 12/01/2025            1,548
                           NR*     NR*        700   Western Generation Agency, Oregon, Revenue Bonds (Wauna Cogeneration
                                                    Project), Series A, 7.125% due 1/01/2021                                    760
                           B+      NR*      2,000   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                                    Project), 8% due 12/01/2003                                               2,239
===================================================================================================================================
Pennsylvania--8.9%         BBB-    Baa3     1,250   Allegheny County, Pennsylvania, IDA, Environmental Improvement,
                                                    Revenue Refunding Bonds (USX Corporation), Series A, 6.70% due
                                                    12/01/2020                                                                1,382
                           NR*     NR*      1,275   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                                                    (Wiley House Kids Peace), 8.75% due 11/01/2014                            1,331
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


                                      6 & 7

                                             MuniAssets Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P    Moody's    Face                                                                            Value
STATE                   Ratings  Ratings   Amount   Issue                                                                 (Note 1a)
===================================================================================================================================

Pennsylvania               NR*     Ba3     $1,400   Montgomery County, Pennsylvania, IDA, Revenue Bonds (Pennsburg
(concluded)                                         Nursing and Rehabilitation Center), 7.625% due 3/31/2004 (c)           $  1,655
                           NR*     NR*      3,000   Pennsylvania Economic Development Financing Authority, Recycling
                                                    Revenue Bonds (Ponderosa Fibres Project), AMT, Series A, 6.045%
                                                    due 1/01/2022                                                             2,160
                           NR*     NR*      1,455   Pennsylvania State Higher Educational Facilities Authority, Eastern
                                                    College and University Revenue Refunding Bonds (Eastern College),
                                                    Series A, 8% due 10/15/2015                                               1,716
                           NR*     NR*      4,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding (Commercial
                                                    Development--Philadelphia Airport), AMT, 7.75% due 12/01/2017             4,512
                           A1+     NR*      1,000   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                                    Refunding Bonds (Northeastern Power Company), VRDN, AMT, Series B,
                                                    3.95% due 12/01/2022 (a)                                                  1,000
===================================================================================================================================
South Carolina--0.7%       NR*     NR*      1,000   Charleston County, South Carolina, Health Facilities Revenue Bonds
                                                    (First Mortgage--Episcopal Church Project), Series A, 6.25% due
                                                    4/01/2019                                                                 1,038
===================================================================================================================================
Texas--5.8%                BB-     Ba1      4,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 4,695
                           BBB     Baa3     3,500   Odessa, Texas, Junior College District, Revenue Refunding Bonds,
                                                    Series A, 8.125% due 6/01/2005(c)                                         4,302
===================================================================================================================================
Vermont--2.3%              NR*     NR*      3,065   Vermont Educational and Health Buildings Financing Agency Revenue
                                                    Bonds (College of Saint Joseph's Project), 8.50% due 11/01/2024           3,538
===================================================================================================================================
Virginia--2.9%             NR*     NR*      1,500   Dulles Town Center Community Development Authority, Virginia, Special
                                                    Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026          1,513
                                                    Pittsylvania County, Virginia, IDA, Multi-Trade Revenue Bonds, AMT,
                                                    Series A:
                           NR*     NR*      1,700     7.50% due 1/01/2014                                                     1,881
                           NR*     NR*      1,000     7.55% due 1/01/2019                                                     1,105
===================================================================================================================================
                           Total Investments (Cost--$144,932)--100.4%                                                       154,600
                           Liabilities in Excess of Other Assets--(0.4%)                                                       (653)
                           Net Assets--100.0%                                                                              $153,947
===================================================================================================================================

                           (a) The interest rate is subject to change
                               periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1998.
                           (b) The interest rate is subject to change
                               periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1998.
                           (c) Prerefunded.
                           (d) Non-income producing security.
                           *   Not Rated.
                           + Highest short-term rating by Moody's Investors Service, Inc.
                               Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                               See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of May 31, 1998
====================================================================================================================================
Assets:         Investments, at value (identified cost--$144,931,625) (Note 1a)......................                  $154,600,373
                Cash.................................................................................                        16,150
                Interest receivable..................................................................                     3,012,902
                Prepaid expenses and other assets....................................................                        22,592
                                                                                                                       ------------
                Total assets.........................................................................                   157,652,017
                                                                                                                       ------------
====================================================================================================================================
Liabilities:    Payables:
                  Securities purchased...............................................................    $  3,458,245
                  Dividends to shareholders (Note 1e)................................................         113,649
                  Investment adviser (Note 2)........................................................          71,809     3,643,703
                                                                                                         ------------
                Accrued expenses and other liabilities...............................................                        61,408
                                                                                                                       ------------
                Total liabilities....................................................................                     3,705,111
                                                                                                                       ------------
====================================================================================================================================
Net Assets:     Net assets...........................................................................                  $153,946,906
                                                                                                                       ============
====================================================================================================================================
Capital:        Common Stock, par value $.10 per share; 200,000,000 shares authorized;
                10,424,616 shares issued and outstanding (Note 4)    ................................                  $  1,042,461
                Paid-in capital in excess of par.....................................................                   148,421,136
                Undistributed investment income--net.................................................                       749,132
                Accumulated realized capital losses on investments--net (Note 5).....................                    (5,934,571)
                Unrealized appreciation on investments--net..........................................                     9,668,748
                                                                                                                       ------------
                Total capital--Equivalent to $14.77 net asset value per share of Common Stock
                (market price--$13.75) ..............................................................                  $153,946,906
                                                                                                                       ============
====================================================================================================================================

                See Notes to Financial Statements.


                                     8 & 9

                                             MuniAssets Fund, Inc., May 31, 1998

STATEMENT OF OPERATIONS

                      For the Year Ended May 31, 1998
==================================================================================================================================
Investment            Interest and amortization of premium and discount earned.............                           $  9,866,943
Income (Note 1d):
==================================================================================================================================
Expenses:             Investment advisory fees (Note 2)....................................         $    836,737
                      Professional fees....................................................              103,966
                      Directors' fees and expenses.........................................               40,350
                      Accounting services (Note 2).........................................               35,486
                      Transfer agent fees (Note 2).........................................               33,581
                      Printing and shareholder reports.....................................               16,434
                      Organization expenses................................................               15,021
                      Pricing fees.........................................................               13,515
                      Custodian fees.......................................................               12,524
                      Listing fees.........................................................               10,108
                      Other................................................................               15,576
                                                                                                    ------------
                      Total expenses ......................................................                              1,133,298
                                                                                                                      ------------
                      Investment income--net...............................................                              8,733,645
                                                                                                                      ------------
==================================================================================================================================
Realized &            Realized gain on investments--net....................................                              2,000,762
Unrealized            Change in unrealized appreciation on investments--net................                              4,412,572
Gain on                                                                                                               ------------
Investments--Net      Net Increase in Net Assets Resulting from Operations.................                           $ 15,146,979
(Notes 1b, 1d & 3):                                                                                                   ============
==================================================================================================================================

                      See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended May 31,
                                                                                                     --------------------------
                   Increase (Decrease) in Net Assets:                                                  1998           1997
===============================================================================================================================
Operations:        Investment income--net..................................................         $  8,733,645   $  8,788,419
                   Realized gain on investments--net.......................................            2,000,762      1,096,461
                   Change in unrealized appreciation on investments--net...................            4,412,572      3,291,866
                                                                                                    ------------   ------------
                   Net increase in net assets resulting from operations....................           15,146,979     13,176,746
                                                                                                    ------------   ------------
===============================================================================================================================
Dividends to       Investment income--net..................................................           (8,830,400)    (8,741,364)
Shareholders                                                                                        ------------   ------------
(Note 1e):         Net decrease in net assets resulting from dividends to shareholders.....           (8,830,400)    (8,741,364)
                                                                                                    ------------   ------------
===============================================================================================================================
Net Assets:        Total increase in net assets............................................            6,316,579      4,435,382
                   Beginning of year.......................................................          147,630,327    143,194,945
                                                                                                    ------------   ------------
                   End of year*............................................................         $153,946,906   $147,630,327
                                                                                                    ============   ============
===============================================================================================================================
                 * Undistributed investment income--net....................................         $    749,132   $    845,887
                                                                                                    ============   ============
===============================================================================================================================

                   See Notes to Financial Statements.


                                     10 & 11

                                             MuniAssets Fund, Inc., May 31, 1998

FINANCIAL HIGHLIGHTS

                                                                                                         For the
                   The following per share data and ratios                                                Period
                   have been derived from information                                                    June 25,
                   provided in the financial statements.              For the Year Ended May 31,         1993+ to
                                                             -----------------------------------------    May 31,
                   Increase (Decrease) in Net Asset Value:      1998      1997       1996       1995       1994
=================================================================================================================
Per Share          Net asset value, beginning of period ...  $  14.16   $  13.74   $  13.73   $  13.40   $  14.18
Operating                                                    --------   --------   --------   --------   --------
Performance:         Investment income--net ...............       .84        .84        .88        .87        .81
                     Realized and unrealized gain (loss) on
                     investments--net .....................       .62        .42        .03        .33       (.66)
                                                             --------   --------   --------   --------   --------
                   Total from investment operations .......      1.46       1.26        .91       1.20        .15
                                                             --------   --------   --------   --------   --------
                   Less dividends and distributions:
                     Investment income--net ...............      (.85)      (.84)      (.89)      (.85)      (.74)
                     Realized gain on investments--net ....        --         --         --         --       (.15)
                                                             --------   --------   --------   --------   --------
                   Total dividends and distributions ......      (.85)      (.84)      (.89)      (.85)      (.89)
                                                             --------   --------   --------   --------   --------
                   Capital charge resulting from issuance
                   of Common Stock ........................        --         --       (.01)      (.02)      (.04)
                                                             --------   --------   --------   --------   --------
                   Net asset value, end of period .........  $  14.77   $  14.16   $  13.74   $  13.73   $  13.40
                                                             ========   ========   ========   ========   ========
                   Market price per share, end of period ..  $  13.75   $ 12.625   $ 12.375   $ 11.875   $  12.25
                                                             ========   ========   ========   ========   ========
=================================================================================================================
Total Investment   Based on net asset value per share .....     10.87%     10.11%      7.46%      9.93%       .83%++
Return:**                                                    ========   ========   ========   ========   ========
                   Based on market price per share ........     15.76%      9.01%     11.91%      4.00%    (12.87%)++
                                                             ========   ========   ========   ========   ========
=================================================================================================================
Ratios to Average  Expenses, net of reimbursement .........       .75%       .76%       .55%       .50%       .20%*
Net Assets:                                                  ========   ========   ========   ========   ========
                   Expenses ...............................       .75%       .76%       .77%       .85%       .85%*
                                                             ========   ========   ========   ========   ========
                   Investment income--net .................      5.75%      6.06%      6.24%      6.54%      6.12%*
                                                             ========   ========   ========   ========   ========
=================================================================================================================
Supplemental       Net assets, end of period (in thousands)  $153,947   $147,630   $143,195   $143,169   $ 64,154
Data:                                                        ========   ========   ========   ========   ========
                   Portfolio turnover .....................     36.39%     45.15%     42.72%     55.51%    101.59%
                                                             ========   ========   ========   ========   ========
=================================================================================================================

                 * Annualized.
                ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 + Commencement of operations.
                ++ Aggregate total investment return.

                   See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable


                                     12 & 13

                                             MuniAssets Fund, Inc., May 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1998 were $58,713,813 and $54,097,273, respectively.

Net realized gains for the year ended May 31, 1998 and net unrealized gains as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                           Realized   Unrealized
                                                             Gains       Gains
--------------------------------------------------------------------------------
Long-term investments.......................              $2,000,762  $9,668,748
                                                          ----------  ----------
Total.......................................              $2,000,762  $9,668,748
                                                          ==========  ==========
--------------------------------------------------------------------------------

As of May 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $9,668,748, of which $13,349,433 related to appreciated securities and $3,680,685 related to depreciated securities. The aggregate cost of investments at May 31, 1998 for Federal income tax purposes was $144,931,625.

4. Common Stock Transactions:

At May 31, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the years ended May 31, 1998 and May 31, 1997 remained constant.

5. Capital Loss Carryforward:

At May 31, 1998, the Fund had a net capital loss carryforward of approximately $5,155,000, of which $373,000 expires in 2003, and $4,782,000 expires in 2004.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071861 payable on June 29, 1998 to shareholders of record as of June 22, 1998.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period June 25, 1993 (commencement of operations) to May 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 8, 1998


                                     14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA

This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16716--5/98

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